UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 27, 2009

Kentucky USA Energy, Inc.

 (Exact name of registrant as specified in its charter)

Delaware	333-141480	20-5750488
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

321 Somerset Road, Suite 1, London, Kentucky		40741
(Address of principal executive offices)		Zip Code)

(606) 878-5987

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)☐

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

Attached hereto as Exhibit 99.1 is a press release issued by Kentucky USA Energy, Inc. (the “Company”) on October 27, 2009.

On October 27, 2009, the Company began the production and sale of natural gas to Seminole Energy Services, L.L.C. (“Seminole”). The Company recently completed its interconnection to Seminole’s Olive Grove Gathering & Treatment Facility, which is jointly owned by Seminole Gas Company, LLC, and Daugherty Petroleum, Inc., and is managed by Seminole. The Company has begun to deliver its gas to the Seminole facility and, following treatment of the gas, it will be purchased by Seminole in accordance with the terms of the Company’s base contract with Seminole dated October 19, 20091.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release dated October 27, 2009

____________________
1 As more fully discussed in our Form 8-K filed with Securities and Exchange Commission on October 23, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kentucky USA Energy, Inc.

Date: October 28, 2009	By:	/s/ Steven D. Eversole
Steven D. Eversole
Chief Executive Officer